                                                              CONFIDENTIAL

                                                              Exhibit 99 (b)(4)


                                PROJECT APOSTLE

                             Overview of European
                             Fixed Income Business


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                          August 24, 1999

Project Apostle
--------------------------------------------------------------------------------
Table of Contents

                                                                          Page
                                                                          ----
I.     Overview..........................................................   1

II.    Insurance Assets..................................................   3

III.   Third-Party Retail Assets.........................................   9

IV.    Third-Party Institutional Assets..................................  11

V.     Pro Forma Impact on PIMCO.........................................  13

VI.    Key Issues and Potential Alternatives.............................  14

VII.   Appendix..........................................................  17



--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                          August 24, 1999

I.   Overview
--------------------------------------------------------------------------------
Fixed Income Assets Under Management
(dollars in millions)

                                         ----------------------------------------------------      CAGR
                                          1999  (a)      2000           2001           2002        99-02
                                         --------  -------------   ------------   -----------     ------

German Insurance Assets:
   Life Assets                           $73,689        $78,847        $84,367        $90,272       7 %
   P&C Assets                             12,166         13,018         13,929         14,904       7
   Euroland Funds                          7,598          8,130          8,699          9,308       7
   Europe Funds                            3,038          3,251          3,478          3,722       7
                                         --------  -------------   ------------   -----------
     Total Insurance Assets               96,491        103,245        110,473        118,206       7
                                         --------  -------------   ------------   -----------
     % of Total AUM                           81 %           79 %           75 %           71 %

Third-Party Retail:
   Germany                                 3,840          5,091          7,197          9,828      37
   Europe (Ex. Germany)                   12,100         13,310         15,573         19,154      17
                                         --------  -------------   ------------   -----------
     Total Retail                         15,940         18,401         22,770         28,983      22
                                         --------  -------------   ------------   -----------
     % of Total AUM                           13 %           14 %           15 %           17 %

Third-Party Institutional:
   Germany                                 1,860          3,130          6,139          9,249      71
   Europe (Ex. Germany)                    5,500          6,435          7,658          9,342      19
                                         --------  -------------   ------------   -----------
     Total Institutional                   7,360          9,565         13,797         18,591      36
                                         --------  -------------   ------------   -----------
     % of Total AUM                            6 %            7 %            9 %           11 %

Total AUM                               $119,791       $131,212       $147,039       $165,780      11 %
     Period Growth                           -               10 %           12 %           13 %

(a) As of June 30, 1999.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 1

I. Overview
--------------------------------------------------------------------------------
Financial Summary
(dollars in millions)

                                          Insurance                         Third-Party                          Total
                                 ---------------------------         --------------------------        --------------------------
                                    Low            High                Retail     Institutional           Low            High
                                 ----------    -------------         ----------   -------------        ----------    ------------
1999:
-----
    Assets                         $96,491                             $15,940          $7,360          $119,791
    Revenues (a)                     $24.2            $32.7              $10.7            $8.8             $43.7           $52.3
    Expenses (b)                     (18.0)           (18.0)               0.0           (12.0)            (30.0)          (30.0)
    Subsidy                           --               --                 --               3.2               3.2             3.2
                                 ----------    -------------         ----------   -------------        ----------    ------------
      Contribution                    $6.2            $14.8              $10.7            $0.0             $16.9           $25.4
                                 ==========    =============         ==========   =============        ==========    ============
2002:
-----
    Assets                        $118,206                             $28,983         $18,591          $165,780
    Revenues (a)                     $29.6            $40.1              $27.5           $31.6             $88.7           $99.2
    Expenses (b)                     (22.0)           (22.0)               0.0           (13.4)            (35.4)          (35.4)
    Subsidy                           --               --                 --               0.0               0.0             0.0
                                 ----------    -------------         ----------   -------------        ----------    ------------
      Contribution                    $7.6            $18.1              $27.5           $18.2             $53.3           $63.8
                                 ==========    =============         ==========   =============        ==========    ============

---------------------------
See Appendix pgs. 25-26 for details.
(a) Based on LF Low and High case insurance scenarios.
(b) Excludes incremental PIMCO expenses.

II.   Insurance Assets
--------------------------------------------------------------------------------
Current Assets Under Management
(dollars in millions)


                                                        Investment Class
                                                    ------------------------
                                                                      Govt./
                                     AUM            Pfandbrief        Corp.  (a)
                                   --------         ----------        ------
Life Assets:
   Allianz Life                    $59,313              91  %           9 %
   Vereinte Life                     5,850              82             18
   Vereinte Health                   6,922              88             12
   AZ Pension                        1,604              87             13
                                   --------
     Total Life                     73,689              90             10
                                   --------

P&C Assets:
   Allianz Versicherung              5,879              62             38
   BVB                                 669              69             31
   Frankfurt                         1,235              74             26
   Vereinte Versicherung             1,443              86             14
   Allianz AG                        2,940              42             58
                                   --------
     Total P&C                      12,166              62             38
                                   --------

Euro Funds:
   Euroland Funds                    7,598              75             25
   Europe Funds                      3,038              75             25
                                   --------
     Total Euro Funds               10,636              75             25
                                   --------
Total Insurance Assets             $96,491              85 %           15 %


------------------
As of 6/30/99.

(a) Proxy for the actively managed portion of portfolio.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 3


II. Insurance Assets
----------------------------------------------------------------------------------------------------------------------------------
Historical Performance

                                                       Year Ended December 31,
                                 --------------------------------------------------------------------        YTD           Average
                                    1994           1995          1996          1997           1998          Jun-99          94-99
                                 ----------     ----------    ----------    ----------     ----------     ----------     ----------
Life Portfolio: (a)
    Performance                      (2.0) %        16.3 %         8.3 %        6.7 %         10.6 %       (0.3) %
    Benchmark                        (2.0)          16.6           7.9          6.4           10.2         (0.1)
       Alpha                            0 bps.       (30) bps.      40 bps.      30 bps.        40 bps.     (20) bps.      10 bps.

P&C Portfolio: (b)
    Performance                      (2.7) %        16.8 %         8.3 %        5.8 %          9.0 %       (0.1) %
    Benchmark                        (2.6)          16.8           7.4          6.3            8.6          0.2
       Alpha                          (1O) bps.        0 bps.       90 bps.     (50) bps.       40 bps.     (30) bps.       7 bps.


------------------
(a) Excludes Allianz Pension assets.
(b) Excludes Allianz AG assets.

Benchmark:               Life Portfolio                      P&C Portfolio
----------       ----------------------------       ----------------------------
1994-1997        20% REXI 80% PEX                   J.P. Morgan Germany
1998             PEX/ REX Customized                PEX/ REX Customized
1999             Lehman Euro-Agg (customized)       Lehman Euro-Agg (customized)


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 4


 II.  Insurance Assets
----------------------------------------------------------------------------------------------------------------------------------
 Allianz Fee Proposal
 (dollars in millions)
                                                      Life                 P&C                 Euroland               Europe
                                                     Assets               Assets                 Funds                 Funds
                                                  -----------          -----------            -----------           -----------
AUM (6/99)                                           $73,689              $12,166               $7,598                $3,038

Base Fee                                                   2 bps                2 bps                5 bps                 5 bps

Performance Fees:
    Performance Hurdle                                    10 bps               10 bps               10 bps                10 bps
       (0% Participation until Hurdle)

    Level I Performance                                11-21 bps            11-40 bps            11-43 bps             11-51 bps
        (30% Participation)

    Level II Performance                             22 - 50 bps          41 - 80 bps          44 - 86 bps          52 - 102 bps
        (50% Participation)

    Cap                                                   50 bps               80 bps               86 bps               102 bps
       (0% Above Cap



--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 5


II. Insurance Assets
----------------------------------------------------------------------------------------------------------------------------------
Estimated Performance: Allianz Scenario


                 Allianz expects active duration management to provide the greatest opportunity for outperformance.

                                                             Life             P&C            Euroland           Europe
                                                            Assets           Assets            Funds            Funds
                                                         -----------      -----------       -----------      -----------
                 1999 Assets                               $73,689          $12,166           $7,598           $3,038

                 Expected Alpha:
                 Duration                                       18 bps           20 bps           20 bps           20 bps
                 Yield Curve                                     1                7                7               10
                 Credit Weighting                                1                5                9               10
                 Credit Duration/
                    Security Selection                           1                5                5                6
                 Convergence                                     0                3                2                5
                                                         -----------      -----------       -----------      -----------
                    Total Expected Alpha                        21               40               43               51
                 Performance Hurdle                            (10)             (10)             (10)             (10)
                                                         -----------      -----------       -----------      -----------
                 Level I Outperformance                         11 bps           30 bps           33 bps           41 bps
                                                         ===========      ===========       ===========      ===========
                 PIMCO Participation                            30 %             30 %             30 %             30 %

                 Performance Fees (bps)                        3.3 bps          9.0 bps          9.9 bps         12.3 bps
                 Performance Fees ($)                        $24.3            $10.9             $7.5             $3.7


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 6

II.  Insurance Assets
--------------------------------------------------------------------------------
Estimated Performance: Low and High Scenarios


     The LF Low and High scenarios are based on achieving 50-100 bps of outperformance on the actively managed portion of the portfolio.

                                        Life              P&C            Euroland          Europe
                                       Assets           Assets             Funds            Funds
                                      ---------        ---------         ---------        ---------
1999 Assets                            $73,689          $12,166           $7,598           $3,038
Pfandbrief                                  90%              75%              75%              75%
Govt./Corp.                                 10               25               25               25

Low Scenario: (a)
    Expected Alpha                         5.0 bps         12.5 bps         12.5 bps         12.5 bps
    Performance Hurdle                   (10.0)           (10.0)           (10.0)           (10.0)
                                      ---------        ---------         ---------        ---------
    Level I Performance                   (5.0) bps         2.5 bps          2.5 bps          2.5 bps
                                      =========        =========         =========        =========
    PIMCO Participation                     30 %             30 %             30 %             30 %
    Performance Fees (bps)                 0.0 bps          0.8 bps          0.8 bps          0.8 bps
    Performance Fees ($)                  $0.0             $0.9             $0.6             $0.2

High Scenario: (b)
    Expected Alpha                        10.0 bps         25.0 bps         25.0 bps         25.0 bps
    Performance Hurdle                   (10.0)           (10.0)           (10.0)           (10.0)
                                      ---------        ---------         ---------        ---------
    Level I Performance                    0.0 bps         15.0 bus         15.0 bps         15.0 bps
                                      =========        =========         =========        =========
    PIMCO Participation                     30 %             30 %             30 %             30 %
    Performance Fees (bps)                 0.0 bps          4.5 bps          4.5 bps          4.5 bps
    Performance Fees ($)                  $0.0             $5.5             $3.4             $1.4

----------------------
(a)  Assumes 50 bps of outperformance on actively managed portion of portfolio.
(b) Assumes 100 bps of outperformance on actively managed portion of portfolio.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 7

II. Insurance Assets
--------------------------------------------------------------------------------
Comparison of Projected Revenues and Contribution
(dollars in millions)

                                                              1999                                         2002
                                            ----------------------------------------     ----------------------------------------
                                                                  LF Scenarios                                 LF Scenarios
                                                            ------------------------                      -----------------------
                                              Allianz          Low            High         Allianz          Low            High
                                            ----------      ---------      ---------     ----------       ---------     ---------
AUM:
   Life Assets                                $73,689                                      $90,272
   P&C Assets                                  12,166                                       14,904
   Euroland Funds                               7,598                                        9,308
   Europe Funds                                 3,038                                        3,722
                                            ----------                                   ----------
     Total AUM                                $96,491                                     $118,206
                                            ----------                                   ----------

Base Fees
   Life/P&C Assets                              $17.2          $17.2          $17.2          $21.0          $21.0          $21.0
   Euro Funds                                     5.3            5.3            5.3            6.5            6.5            6.5
                                            ----------      ---------      ---------     ----------       ---------     ---------
     Total Base Fees                             22.5           22.5           22.5           27.5           27.5           27.5
                                            ----------      ---------      ---------     ----------       ---------     ---------

Performance Fees:
   Life Assets                                   24.3            0.0            0.0           29.8            0.0            0.0
   P&C Assets                                    10.9            0.9            5.5           13.4            1.1            6.7
   Euroland Funds                                 7.5            0.6            3.4            9.2            0.7            4.2
   Europe Funds                                   3.7            0.2            1.4            4.6            0.3            1.7
                                            ----------      ---------      ---------     ----------       ---------     ---------
     Total Performance                           46.5            1.7           10.3           57.0            2.1           12.6
                                            ----------      ---------      ---------     ----------       ---------     ---------
Total Revenues                                   69.0           24.2           32.7           84.5           29.6           40.1
 Expenses:
    Compensation                                  7.9            7.9            7.9            9.7            9.7            9.7
    Technology                                    4.8            4.8            4.8            5.9            5.9            5.9
    Prop. & Communication                         5.3            5.3            5.3            6.5            6.5            6.5
    Distribution                                  0.0            0.0            0.0            0.0            0.0            0.0
                                            ----------      ---------      ---------     ----------       ---------     ---------
      Total Expenses                             18.0           18.0           18.0           22.0           22.0           22.0
                                            ----------      ---------      ---------     ----------       ---------     ---------
    Contribution                                $51.0           $6.2          $14.8          $62.5           $7.6          $18.1
                                            ==========      =========      =========     ==========       =========     =========

----------------------
See Appendix pgs. 19-20 for expense detail & pgs. 21-23 for 1999-2002 contribution.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 8

III.  Third-Party Retail Assets

Revenues and Contribution: Germany
(dollars in millions)

     For Retail assets in Germany, PIMCO will provide a model portfolio and receive 30% of the total management revenues. All Retail expenses will be borne by Allianz.

                                                  -------------------------------------------------------------------       CAGR
                                                    1999               2000               2001               2002          99-02
                                                  --------           --------           --------           --------      ---------
AUM:
    Existing                                      $3,840             $4,109             $4,396             $4,704            7 %
    New                                                0                983              2,801              5,124           NM
                                                  ------             ------             ------             ------
      Total                                       $3,840             $5,091             $7,197             $9,828           37
                                                  ======             ======             ======             ======

Management Fees:
    Existing                                        40.0 bps           40.0 bps           40.0 bps           40.0 bps
    New                                              0.0               65.0               70.0               80.0

Management Revenues:
    Existing                                        15.4               16.4               17.6               18.8            7 %
    New                                              0.0                6.4               19.6               41.0           NM
                                                  ------             ------             ------             ------
      Total                                         15.4               22.8               37.2               59.8           57
                                                  ------             ------             ------             ------
PIMCO Share                                         $4.6               $6.8              $11.2              $17.9           57 %

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 9

III.  Third-Party Retail Assets
--------------------------------------------------------------------------------
Revenues and Contribution: Europe (ex. Germany)
(dollars in millions)


     For Retail assets outside of Germany, PIMCO will provide a model portfolio and receive a subadvisory fee of 5 bps. All Retail expenses will be borne by Allianz.

                                         ----------------------------------------------------------------------           CAGR
                                           1999                 2000                2001               2002              99-02
                                         --------             --------            --------           --------           -------
AUM:                                      $12,100             $13,310             $15,573            $19,154              17 %

Management Fees:
    Management Fees                         110.0 bps           105.0 bps           100.0 bps           90.0 bps
    Subadvisory Fee                           5.0                 5.0                 5.0                5.0

Management Revenues:
    Management Fees                        $133.1              $139.8              $155.7             $172.4               9 %
    Subadvisory Fee                           6.1                 6.7                 7.8                9.6              17

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 10

IV. Third-Party Institutional Assets
--------------------------------------------------------------------------------
Revenues and Contribution: Germany
(dollars in millions)

     PIMCO will have P&L responsibility for Institutional assets in Germany. Allianz will fund the initial losses.


                                ----------------------------------------------------         CAGR
                                   1999          2000          2001          2002            99-02
                                ----------    ----------    ----------    ----------      ----------
AUM:
    Existing                      $1,860        $1,990         $2,130        $2,279           7%
    New                                0         1,140          4,010         6,971          NM
                                ----------    ----------    ----------    ----------
      Total                       $1,860        $3,130         $6,139        $9,249          71
                                ==========    ==========    ==========    ==========

Management Fees:
    Existing                        18.0 bps      18.0 bps       18.0 bps      18.0 bps
    New                              0.0          21.0           24.0          26.0

Management Revenues:
    Existing                        $3.3          $3.6           $3.8          $4.1
    New                              0.0           2.4            9.6          18.1
                                ----------    ----------    ----------    ----------
      Total Revenues                 3.3           6.0           13.5          22.2          88%
                                ----------    ----------    ----------    ----------

Expenses:
    Compensation                     2.1           2.1            2.2           2.3
    Technology                       2.3           2.4            2.4           2.5
    Prop. & Communication            1.4           1.4            1.5           1.5
    Distribution                     0.0           0.0            0.0           0.0
                                ----------    ----------    ----------    ----------
      Total Expenses                 5.7           5.9            6.1           6.3           3%
Contribution                       ($2.4)         $0.1           $7.4         $15.9          NM
  AZ Subsidy                         2.4           0.0            0.0           0.0
                                ----------    ----------    ----------    ----------
Contribution to PIMCO               $0.0          $0.1           $7.4         $15.9          NM
                                ==========    ==========    ==========    ==========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 11

IV. Third-Party Institutional Assets
--------------------------------------------------------------------------------
Revenues and Contribution: Europe (ex. Germany)
(dollars in millions)

     PIMCO will also have P&L responsibility for Institutional assets outside of Germany. Allianz will fund the initial losses.

                                              ---------------------------------------------------------          CAGR
                                               1999             2000             2001            2002           99-02
                                              -------          -------          -------         -------        ------
AUM                                           $5,500           $6,435           $7,658          $9,342            19%

Management Fees:                                10.0 bps         10.0 bps         10.0 bps        10.0 bps

Revenues                                        $5.5             $6.4             $7.7            $9.3            19%
Total Expenses                                   6.3              6.5              6.8             7.1             4

Contribution                                   ($0.8)           ($0.1)            $0.9            $2.2            NM
  AZ Subsidy                                     0.8              0.1              0.0             0.0
                                              -------          -------          -------         -------
Contribution to PIMCO                           $0.0             $0.0             $0.9            $2.2            NM
                                              =======          =======          =======         =======

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 12

V.    Pro Forma Impact on PIMCO
--------------------------------------------------------------------------------
Summary Contribution to PIMCO
(dollars in millions)

                                                             1999                                         2002
                                             ---------------------------------------     -----------------------------------------
                                                                LF Scenarios                                   LF Scenarios
                                                           -------------------------                      ------------------------
                                              Allianz         Low            High          Allianz           Low           High
                                             ---------     ----------      ---------      ----------      ---------      ---------
Insurance:
    Revenue                                     $69.0          $24.2          $32.7           $84.5          $29.6          $40.1
    Expense                                     (18.0)         (18.0)         (18.0)          (22.0)         (22.0)         (22.0)
                                             ---------     ----------      ---------      ----------      ---------      ---------
      Contribution                               51.0            6.2           14.8            62.5            7.6           18.1
                                             ---------     ----------      ---------      ----------      ---------      ---------
Retail:
    Revenue                                      10.7           10.7           10.7            27.5           27.5           27.5
    Expense                                        --             --             --              --             --             --
                                             ---------     ----------      ---------      ----------      ---------      ---------
      Contribution                               10.7           10.7           10.7            27.5           27.5           27.5
                                             ---------     ----------      ---------      ----------      ---------      ---------
Institutional:
    Revenue                                       8.8            8.8            8.8            31.6           31.6           31.6
    Expense                                     (12.0)         (12.0)         (12.0)          (13.4)         (13.4)         (13.4)
    Subsidy                                       3.2            3.2            3.2             0.0            0.0            0.0
                                             ---------     ----------      ---------      ----------      ---------      ---------
      Contribution                                0.0            0.0            0.0            18.2           18.2           18.2
                                             ---------     ----------      ---------      ----------      ---------      ---------
Total Contribution                               61.7           16.9           25.4           108.2           53.3           63.8
  Less: PIMCO Expenses                           (1.5)          (1.5)          (1.5)           (1.8)          (1.8)          (1.8)
                                             ---------     ----------      ---------      ----------      ---------      ---------
Net Contribution                                 60.2           15.4           23.9           106.4           51.5           61.9
    Bonus Pool(%)                                  45 %           45 %           45 %            45 %           45 %           45 %
                                             ---------     ----------      ---------      ----------      ---------      ---------
Impact on PIMCO Bonus Pool                      $27.1           $6.9          $10.8           $47.9          $23.2          $27.9
                                             =========     ==========      =========      ==========      =========      =========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 13

VI. Key Issues & Potential Alternatives
--------------------------------------------------------------------------------
Key Issues

     .    Bonus pool impact

          - Allianz estimates annual impact of $27 mm (1999) increasing to $48 mm (2002)
          -    LF estimates range from $7 mm - $11 mm (1999) to $23 mm - $28 mm
               (2002)

     .    Quality of earnings from insurance assets

          -    Base fees cover costs (approx. $4.5 mm profit or 0.5 bps)
          -    Profit extremely sensitive to performance fees

     .    Uncertainty in estimating performance fees from insurance assets

          -    Investment restrictions limit total return opportunities
          - Allianz assumption of active duration management inconsistent with PIMCO relative value orientation
          - "Upside opportunities" with "special funds" and likely liberalization of investment guidelines (LF estimates may be too conservative in later years)

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 14

VI. Key Issues & Potential Alternatives
--------------------------------------------------------------------------------
Key Issues (cont`d)

     . Retail assets account for approximately 40% to 65% of the near-term profit opportunity

          -    "Value-added" limited to provision of model portfolio
          - Huge profit margin: assumption that model portfolio can be provided at zero marginal cost
          - Unclear what support will be required to supervise implementation of model portfolio or other aspects of the retail sales effort

     .    PIMCO control over costs of the European investment organization

          - PIMCO expected to directly supervise 6 to 10 portfolio managers, 4 traders, and 12 client services representatives
          -    Allianz to provide non-investment services
          - Large percentage of costs currently are allocated from Allianz to AAM
          - How will PIMCO control the quality and cost of services provided by Allianz/ AAM?

     .    PIMCO incremental expenses

     .    Control over institutional marketing


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 15

VI. Key Issues & Potential Alternatives
--------------------------------------------------------------------------------
Potential Alternatives to Allianz Proposal

     . Alternative 1. Increase the base fee on life and P&C assets from 2 bps to 3 bps

          - Rationale: provide reasonable level of total fees (3.4 bps to 4.3 bps) and balance between base profit ($ 13.1 million) and performance upside ($1.7 to $10.3 million)
          -    Increases contribution by 8.6 million, bonus pool by $3.9 million

     . Alternative 2. Increase the base fee on life assets only from 2 bps to 3-4 bps

          - Rationale: provide reasonable level of fees on asset class with the least performance upside: life 2 bps compares to P&C expected
               2.8 bps to 6A bps
          - Increases contribution by $7.4 to $14.8 million, bonus pool by $3.3 to $6.6 million

     . Alternative 3. Increase the base fee on life assets from 2 bps to 4 bps with clawback. Clawback possibilities:

          - Progressive reduction to P&C base fee level as investment restrictions on life assets are liberalized
          - Reduce performance fee sharing percentage on life assets from 30% to 15%

     . Alternative 4. Set the base fee on insurance assets at cost plus [2] bps with no performance fee

          - Rationale: protect PIMCO profit margin if direct and/or allocated costs are not within PIMCO's control
          - Results in contribution of $19.3 million, compared to $6.2 - $14.8 - under AZ proposal or $14.8 - $23.4 under Alternative 1 above

     . Alternative 5. Create performance-based fee structure for third-party institutional assets

          - Rationale: most likely area of PIMCO outperformance; current base fees at low levels
          -    Would require AAM subsidy or new advisory contracts

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 16


VII.   Appendix
--------------------------------------------------------------------------------------------------------------
Headcount by Functional Area
                                                          Current Organizational Structure
                                             -------------------------------------------------------------
                                                                        Third-Party
                                                                 -------------------------
                                             Insurance           Retail      Institutional           Total
                                             ---------           ------      -------------           -----
Investment Professionals:
   CIO                                             9                --                --                 9
   Research                                       16                 2                 4                22
   Portfolio Managers (Fl & Eq)                   33                 3                 3                39
   Trading                                         7                 1                 1                 9
   Asset/ Liability Matching                       1                --                 2                 3
                                             ---------           ------      -------------           -----
     Total Investment                             66                 6                10                82
                                             ---------           ------      -------------           -----

Marketing:
   CMO                                             2                 8                 3                13
   Product Development                            --                 4                 1                 5
   Other                                           9                --                --                 9
                                             ---------           ------      -------------           -----
     Total Marketing                              11                12                 4                27
                                             ---------           ------      -------------           -----

Institutional:
   Institutional Sales                            --                --                 9                 9
   Client Relations                                1                --                 6                 7
                                             ---------           ------      -------------           -----
     Total Institutional                           1                 0                15                16
                                             ---------           ------      -------------           -----

Retail:
   Administration                                  9                 4                 5                18
   Marketing                                      --                13                --                13
   Internet                                       --                 4                --                 4
   Sales Support                                   1                71                --                72
   Backoffice/ Client Services                     9                67                 2                78
                                             ---------           ------      -------------           -----
     Total Retail                                 19               159                 7               185
                                             ---------           ------      -------------           -----

Operations:
   COO                                             7                 1                --                 8
   Corp. Controlling                               4                 1                --                 5
   IT                                             10                 3                 1                14
   Performancel Risk Control                      11                 1                --                12
   Middle Office                                  12                 2                 1                15
   AAM HK & Luxembourg                            13                --                --                13
                                             ---------           ------      -------------           -----
     Total Operations                             57                 8                 2                67
                                             ---------           ------      -------------           -----
Total Employees                                  154               185                38               377

--------------------------------------------------------------------------------------------------------------

Lazard Freres & Co. LLC                                                  Page 17

VII. Appendix
--------------------------------------------------------------------------------
Estimated Compensation Expense
(dollars in millions; except per employee amounts in thousands)


                                                                   Third Party
                                                          -------------------------------
                                           Insurance        Retail        Institutional         Total
                                           ---------      -----------    ----------------     ---------
Total Employees                                 154             185               38               377

  Compensation Per Employee:
       Salary                                 $72.0           $63.0            $72.0
       Social Security (20%)                   14.4            12.6             14.4
       Bonus                                   21.6  30%       12.6  20%        21.6  30%
                                            --------         -------         --------
         Expense Per Employee                $108.0           $88.2           $108.0
                                            ========         =======         ========
Total Compensation Expense                    $16.6           $16.3             $4.1             $37.1

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 18

VII.  Appendix
--------------------------------------------------------------------------------
Expense Breakdown
(dollars in millions)

                                                   Third-Party
                                              -------------------------
                                 Insurance      Retail   Institutional    Total
                                 ---------      ------   -------------    -----
Administration:
   Compensation (incl. Bonuses)    $16.6        $16.3        $4.1         $37.1
   Information Technology:
       IT Equipment/ Services        6.9          5.1         2.9          14.9     Primarily direct expenses.
       IT Projects                   3.3          1.6         1.6           6.5     Depreciated over 4 years. Allocated 50%/25%/25%.
                                  ------       ------      ------       -------
         Total IT                   10.1          6.7         4.6          21.4

   Property & Communication         11.1         13.3         2.7          27.2     Allocated by headcount.

Distribution:
   Marketing                         0.0          9.8         0.0           9.8
   Commissions                       0.0         36.6         0.0          36.6
                                  ------       ------      ------       -------
Total Expenses                     $37.8        $82.8       $11.4        $132.0
                                  ======       ======      ======       =======
                                                $46.2 (a)                 $95.4 (a)
                                               ======                   =======

Expense Breakdown: (b)
------------------
   Fixed Income                    $18.0  48%   $30.5  66%   $5.7  50%
   Equity                           19.9  53%    15.7  34%    5.7  50%

PIMCO Expenses: (c)
---------------
   Staff (excl. Bonuses)                                                   $1.0
   Other                                                                    0.5
                                                                        -------
     Total                                                                 $1.5
                                                                        =======

----------------------------
(a) Excludes commissions
(b) AZ expenses allocated by fixed income/ equity asset split.
(c) Assumes no additional infrastructure needed.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 19

VII.   Appendix
--------------------------------------------------------------------------------
Property & Communication Expense Breakdown
(dollars in millions)

                                                                   Functional Area
                                                  -----------------------------------------------
                                                  Investment          Marketing        Operations            Total
                                                  ----------          ---------        ----------           -------
Operating IT Costs:
    Premises/Office Space/Other                       $2.1               $2.1              $2.5               $6.7
    Telephone                                          0.2                1.3               0.1                1.6
                                                  ----------          ---------        ----------           -------
      Total                                            2.3                3.4               2.6                8.3

Administrative Costs:
    Representation                                     0.1                0.3               0.1                0.5
    Advertisement & PR                                 0.2                4.8               0.2                5.2
    Consultant Costs                                   0.1                1.3               0.2                1.6
    Training                                           0.2                0.2               0.3                0.7
    Office Supplies                                    0.0                0.0               0.1                0.1
    Depreciation                                       0.0                0.4               0.3                0.7
                                                  ----------          ---------        ----------           -------
      Total                                            0.7                7.0               1.0                8.8

Other:
    Company Cars                                       0.1                0.1               0.0                0.2
    Low Value Assets                                   0.0                0.1               0.0                0.2
    Literature                                         0.0                0.3               0.1                0.4
    Svcs. Provided by Head Office                      1.8                2.0               3.4                7.2
    Miscellaneous                                      0.1                1.1               1.0                2.1
                                                  ----------          ---------        ----------           -------
      Total                                            2.0                3.6               4.5               10.1
Total Property & Communications                       $5.0              $14.0              $8.1              $27.2

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 20

VII.    Appendix
--------------------------------------------------------------------------------
Insurance Assets: Projected Revenues and Contribution: Allianz Scenario
(dollars in millions)

                                                                                                                      CAGR
                                            -----------------------------------------------------------------
                                              1999               2000               2001              2002           99-02
                                            --------          ---------          ---------          ---------      -------

AUM:
   Life Assets                               $73,689            $78,847            $84,367            $90,272         7 %
   P&C Assets                                 12,166             13,018             13,929             14,904         7
   Euroland Funds                              7,598              8,130              8,699              9,308         7
   Europe Funds                                3,038              3,251              3,478              3,722         7
                                            --------          ---------          ---------          ---------
     Total AUM                               $96,491           $103,245           $110,473           $118,206         7
                                            --------          ---------          ---------          ---------


Base Fees
   Life/P&C Assets                             $17.2              $18.4              $19.7              $21.0
   Euro Funds                                    5.3                5.7                6.1                6.5
                                            --------          ---------          ---------          ---------
     Total Base Fees                            22.5               24.1               25.7               27.5
                                            --------          ---------          ---------          ---------

Performance Fees:
   Life Assets                                  24.3               26.0               27.8               29.8
   P&C Assets                                   10.9               11.7               12.5               13.4
   Euroland Funds                                7.5                8.0                8.6                9.2
   Europe Funds                                  3.7                4.0                4.3                4.6
                                            --------          ---------          ---------          ---------
     Total Performance                          46.5               49.8               53.3               57.0
                                            --------          ---------          ---------          ---------
Total Revenues                                  69.0               73.8               79.0               84.5
Expenses:
    Compensation                                 7.9                8.5                9.0                9.7
    Technology                                   4.8                5.1                5.5                5.9
    Prop. & Communication                        5.3                5.6                6.0                6.5
    Distribution                                 0.0                0.0                0.0                0.0
                                            --------          ---------          ---------          ---------
      Total Expenses                            18.0               19.2               20.6               22.0
                                            --------          ---------          ---------          ---------
    Contribution                               $51.0              $54.6              $58.4              $62.5
                                            ========          =========          =========          =========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 21

VII.    Appendix
--------------------------------------------------------------------------------

Insurance Assets: Projected Revenues and Contribution: Low Scenario (dollars in millions)

                                          ----------------------------------------------------------------        CAGR
                                            1999              2000               2001               2002         99-02
                                          --------          --------           --------           --------     ---------
AUM:
    Life Assets                            $73,689           $78,847            $84,367            $90,272         7 %
    P&C Assets                              12,166            13,018             13,929             14,904         7
    Euroland Funds                           7,598             8,130              8,699              9,308         7
    Europe Funds                             3,038             3,251              3,478              3,722         7
                                          --------          --------           --------           --------     ---------
      Total AUM                            $96,491          $103,245           $110,473           $118,206         7
                                          --------          --------           --------           --------     ---------


Base Fees
    Life/P&C Assets                          $17.2             $18.4              $19.7              $21.0
    Euro Funds                                 5.3               5.7                6.1                6.5
                                          --------          --------           --------           --------
      Total Base Fees                         22.5              24.1               25.7               27.5
                                          --------          --------           --------           --------

Performance Fees:
    Life Assets                                0.0               0.0                0.0                0.0
    P&C Assets                                 0.9               1.0                1.0                1.1
    Euroland Funds                             0.6               0.6                0.7                0.7
    Europe Funds                               0.2               0.2                0.3                0.3
                                          --------          --------           --------           --------
      Total Performance                        1.7               1.8                2.0                2.1
                                          --------          --------           --------           --------

Total Revenues                                24.2              25.9               27.7               29.6
Expenses:
    Compensation                               7.9               8.5                9.0                9.7
    Technology                                 4.8               5.1                5.5                5.9
    Prop. & Communication                      5.3               5.6                6.0                6.5
    Distribution                               0.0               0.0                0.0                0.0
                                          --------          --------           --------           --------
      Total Expenses                          18.0              19.2               20.6               22.0
                                          --------          --------           --------           --------
    Contribution                              $6.2              $6.7               $7.1               $7.6
                                          ========          ========           ========           ========



--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 22

VII. Appendix
--------------------------------------------------------------------------------
Insurance Assets: Projected Revenues and Contribution: High Scenario
(dollars in millions)

                                                --------------------------------------------------------       CAGR
                                                 1999            2000            2001             2002         99-02
                                                -------         --------        --------        --------       -----

              AUM:
                Life Assets                     $73,689          $78,847         $84,367         $90,272        7 %
                P&C Assets                       12,166           13,018          13,929          14,904        7
                Euroland Funds                    7,598            8,130           8,699           9,308        7
                Europe Funds                      3,038            3,251           3,478           3,722        7
                                                -------         --------        --------        --------
                  Total AUM                     $96,491         $103,245        $110,473        $118,206        7
                                                -------         --------        --------        --------
              Base Fees
                Life/P&C Assets                   $17.2            $18.4           $19.7           $21.0
                Euro Funds                          5.3              5.7             6.1             6.5
                                                -------         --------        --------        --------
                  Total Base Fees                  22.5             24.1            25.7            27.5
                                                -------         --------        --------        --------
              Performance Fees:
                Life Assets                         0.0              0.0             0.0             0.0
                P&C Assets                          5.5              5.9             6.3             6.7
                Euroland Funds                      3.4              3.7             3.9             4.2
                Europe Funds                        1.4              1.5             1.6             1.7
                                                -------         --------        --------        --------
                  Total Performance                10.3             11.0            11.7            12.6
                                                -------         --------        --------        --------
              Total Revenues                       32.7             35.0            37.5            40.1
              Expenses:
                Compensation                        7.9              8.5             9.0             9.7
                Technology                          4.8              5.1             5.5             5.9
                Prop. & Communication               5.3              5.6             6.0             6.5
                Distribution                        0.0              0.0             0.0             0.0
                                                -------         --------        --------        --------
                   Total Expenses                  18.0             19.2            20.6            22.0
                                                -------         --------        --------        --------
                Contribution                      $14.8            $15.8           $16.9           $18.1
                                                =======         ========        ========        ========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 23

VII. Appendix
--------------------------------------------------------------------------------
Summary Contribution to PIMCO - Allianz Scenario
(dollars in millions)

                                                     ----------------------------------------------------       CAGR
                                                      1999           2000           2001           2002         99-02
                                                     -------       --------        -------        -------       -----
              Insurance                                $51.0          $54.6          $58.4          $62.5          7 %
              Retail:
                  Germany                                4.6            6.8           11.2           17.9         57
                  Europe (Ex. Germany)                   6.1            6.7            7.8            9.6         17
                                                     -------       --------        -------        -------
                    Total Retail                        10.7           13.5           18.9           27.5         37
                                                     -------       --------        -------        -------

              Institutional:
                  Germany                                0.0            0.1            7.4           15.9         NM
                  Europe (Ex. Germany)                   0.0            0.0            0.9            2.2         NM
                                                     -------       --------        -------        -------
                    Total Institutional                  0.0            0.1            8.2           18.2         NM
                                                     -------       --------        -------        -------
              Total Contribution                       $61.7          $68.2          $85.6         $108.2         21 %

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 24

 VII.   Appendix
--------------------------------------------------------------------------------
Summary Contribution to PIMCO - Low Scenario
(dollars in millions)

                                                    ----------------------------------------------------            CAGR
                                                      1999           2000           2001           2002             99-02
                                                    --------        -------       --------       --------           -----
              Insurance                                 $6.2           $6.7           $7.1           $7.6            7 %

              Retail:
                  Germany                                4.6            6.8           11.2           17.9           57
                  Europe (Ex. Germany)                   6.1            6.7            7.8            9.6           17
                                                    --------        -------       --------       --------
                    Total Retail                        10.7           13.5           18.9           27.5           37
                                                    --------        -------       --------       --------
              Institutional:
                  Germany                                0.0            0.1            7.4           15.9           NM
                  Europe (Ex. Germany)                   0.0            0.0            0.9            2.2           NM
                                                    --------        -------       --------       --------
                    Total Institutional                  0.0            0.1            8.2           18.2           NM
                                                    --------        -------       --------       --------

              Total Contribution                       $16.9          $20.2          $34.3          $53.3           47 %

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 25

VII. Appendix
--------------------------------------------------------------------------------
Summary Contribution to PIMCO - High Scenario
(dollars in millions)

                                                   -------------------------------------------------------        CAGR
                                                      1999           2000           2001           2002           99-02
                                                   ----------     ----------     ----------     ----------      --------
              Insurance                                $14.8          $15.8          $16.9          $18.1          7 %

              Retail:
                  Germany                                4.6            6.8           11.2           17.9         57
                  Europe (Ex. Germany)                   6.1            6.7            7.8            9.6         17
                                                   ----------     ----------     ----------    ----------
                    Total Retail                        10.7           13.5           18.9           27.5         37
                                                   ----------     ----------     ----------    ----------

              Institutional:
                  Germany                                0.0            0.1            7.4           15.9         NM
                  Europe (Ex. Germany)                   0.0            0.0            0.9            2.2         NM
                                                   ----------     ----------     ----------    ----------
                    Total Institutional                  0.0            0.1            8.2           18.2         NM
                                                   ----------     ----------     ----------    ----------

              Total Contribution                       $25.4          $29.4          $44.1          $63.8         36 %

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 26